                                                                    EXHIBIT 99.1

REDBACK NETWORKS INC. ANNOUNCES PRO FORMA PROFITABILITY AND RECORD THIRD QUARTER REVENUE

       Q3 2000 net revenues of $80.6 million and 65% growth over Q2 2000; over 50% of revenue from new products

       SUNNYVALE, Calif., October 11, 2000 - Redback Networks, Inc., (NASDAQ:
RBAK), a leading provider of advanced networking solutions, today reported record revenues for the quarter ended September 30, 2000, as well as its first profit on a pro forma basis since closing its merger with Siara Systems.

       Net revenues for the third quarter of 2000 were $80.6 million, compared with $20.6 million for the same period in the prior year, an increase of 291 percent. Pro forma net income for the third quarter of 2000 was $3.2 million or $0.02 per share diluted, which excludes acquisition-related and stock compensation charges. This compares to the third quarter of 1999 pro forma net loss of $569,000 or $(0.01) per share. Before pro forma adjustments, net loss for the third quarter of 2000 was $308.1 million or $(2.50) per share compared to a net loss of $1.6 million or $(0.02) per share for the same period in the prior year.

        "Redback achieved some major milestones during the third quarter," said Vivek Ragavan, chief executive officer and president of Redback. "The Company delivered a profitable quarter and achieved record revenue, with over 50% of that revenue coming from new products." Another key milestone was the Company's acquisition of Abatis Systems of Vancouver, Canada. A leading developer of systems for enabling the scalable deployment of value-added services, Abatis' offerings immediately expand Redback's broadband solution. "Redback acquired Abatis for its powerful set of IP service management solutions and the benefits they will provide for customers as they extend their service offerings."

        "The Company continued its momentum in the metropolitan optical networking market with full production shipments of the SmartEdge 800," said Ragavan. The platform has been well received by Redback customers and prospects, and the Company continues to receive multi-million dollar orders from both carriers and service providers, as well as a significant number of system trials globally. "In the subscriber management market, Redback was buoyed by strong demand across our complete line of SMS platforms," said Ragavan, "with particular demand and resulting deployments for the SMS 10000."

    ABOUT REDBACK NETWORKS, INC.

       Founded in 1996 and headquartered in Sunnyvale, Calif., Redback Networks, Inc., is a leading provider of advanced networking solutions that enable carriers, cable operators, and service providers to rapidly deploy broadband access and services. The market-leading Redback(R) Subscriber Management Systems
(SMS) connect and manage large numbers of subscribers using any of the major broadband access technologies such as Digital Subscriber Line (DSL), cable, and wireless. To deliver integrated transport solutions for metropolitan optical networks, Redback's SmartEdge multi-service platforms leverage powerful advances in application-specific integrated circuit, IP, and optical technology. The Redback Enterprise Service PointTM (ESP) family is a new breed of intelligent carrier-managed CPE devices for value-added IP services. The Redback Service Management Family allows service providers to easily publish, activate and manage IP services and allows their customers to subscribe to these services on demand. With this product portfolio, Redback Networks is the first equipment supplier focused exclusively on developing integrated solutions for the New Access Network.

                                      # # #

       Redback is a U.S. Registered Trademark; Subscriber Management System, SmartEdge and Enterprise Service Point are Trademarks of Redback Networks, Inc. Other trademarks, service marks, and trade names belong to their respective owners.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

       The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding Redback Networks' expectations, beliefs, intentions or strategies regarding the future. Forward-looking statements include statements regarding future sales to customers and the migration of service providers and carriers to next-generation products. All forward-looking statements included in this document are based upon information available to Redback Networks as of the date hereof, and Redback Networks assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These and other risks relating to Redback Networks' business are set forth in the documents filed by Redback Networks with the Securities and Exchange Commission, specifically the most recent Annual Report on Form 10-K and quarterly report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

                             REDBACK NETWORKS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED             NINE MONTHS ENDED
                                                        SEPTEMBER 30,  SEPTEMBER 30   SEPTEMBER 30  SEPTEMBER 30,
                                                           2000            1999           2000          1999
                                                       --------------  -------------  ------------- --------------
Net revenues.........................................  $      80,558   $     20,590   $    163,449  $      38,194
Cost of revenues.....................................         32,030          6,260         54,098         11,522
                                                       --------------  -------------  ------------- --------------
Gross margin.........................................         48,528         14,330        109,351         26,672
                                                       --------------  -------------  ------------- --------------

Operating expenses:
   Research and development..........................         22,639          7,019         58,561         14,257
   Selling, general and administrative...............         23,732          8,637         53,664         19,294
                                                       --------------  -------------  ------------- --------------
       Total operating expenses......................         46,371         15,656        112,225         33,551
                                                       --------------  -------------  ------------- --------------

Pro forma income (loss) from operations
   excluding acquisition-related and stock
   compensation charges..............................          2,157         (1,326)        (2,874)        (6,879)

Other income (expense), net..........................          1,071            757          1,869            989
                                                       --------------  -------------  ------------- --------------

Pro forma income (loss) excluding
   acquisition-related and stock compensation charges  $       3,228   $       (569)  $     (1,005) $       (5,890)
                                                       ==============  =============  ============= ==============

Pro forma basic net income (loss) per share..........  $        0.03   $      (0.01)  $      (0.01) $       (0.13)
                                                       ==============  =============  ============= ==============
Pro forma diluted net income (loss) per share........  $        0.02   $      (0.01)  $      (0.01) $       (0.13)
                                                       ==============  =============  ============= ==============

Shares used in computing pro forma basic net income
   (loss) per share..................................        123,478         74,656        110,403         45,478
                                                       ==============  =============  ============= ==============

Shares used in computing pro forma diluted net
   income (loss) per share...........................        162,689         74,656        110,403         45,478
                                                       ==============  =============  ============= ==============

--------------
Note 1: The above pro forma condensed consolidated statements of operations is not a presentation in accordance with generally accepted accounting principles as it excludes the effects of the following (in thousands):

       During the three and nine months ended September 30, 2000, amortization of developed technology related to cost of revenues was $894 and $1,975, respectively, as a result of the merger with Siara Systems, Inc. and acquisition of Abatis Systems.

       During the three and nine months ended September 30, 2000, amortization of deferred stock compensation related to operating expenses was $4,835 and $5,884, respectively. During the three and nine months ended September 30, 1999, amortization of deferred stock compensation related to operating expenses was $1,053 and $3,270, respectively.

       During the three and nine months ended September 30, 2000, amortization of intangible assets totaling $280,493 and $630,727, respectively, as a result of the merger with Siara Systems, Inc. and acquisition of Abatis Systems.

       During the three and nine months ended September 30, 2000, in-process research and development was $25,100 as a result of the Abatis acquisition and $40,400, of which $15,300 resulted from the merger with Siara Systems, Inc., respectively.

Note 2: The above share and per share data reflect the Company's 2-for-1 stock split effective April 3, 2000.

                             REDBACK NETWORKS, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS,

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                           THREE MONTHS ENDED              NINE MONTHS ENDED
                                                        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                            2000           1999           2000          1999
                                                        -------------  -------------  ------------- -------------

Net revenues.........................................   $     80,558   $     20,590   $    163,449  $     38,194
Cost of revenues.....................................         32,924          6,260         56,073        11,522
                                                        -------------  -------------  ------------- -------------
Gross margin.........................................         47,634         14,330        107,376        26,672
                                                        -------------  -------------  ------------- -------------

Operating expenses:
     Research and development........................         22,639          7,019         58,561        14,257
     Selling, general and administrative.............         23,732          8,637         53,664        19,294
     Amortization of intangible assets...............        280,493             --        630,727            --
     In-process research and development.............         25,100             --         40,400            --
     Amortization of deferred stock compensation.....          4,835          1,053          5,884         3,270
                                                        -------------  -------------  ------------- -------------
       Total operating expenses......................        356,799         16,709        789,236        36,821
                                                        -------------  -------------  ------------- -------------

Loss from operations.................................       (309,165)        (2,379)      (681,860)      (10,149)

Other income (expense), net..........................          1,071            757          1,869           989
                                                        -------------  -------------  ------------- -------------
Net loss.............................................   $   (308,094)  $     (1,622)  $   (679,991) $     (9,160)
                                                        =============  =============  ============= =============

Basic and diluted net loss per share.................   $      (2.50)  $      (0.02)  $      (6.16) $      (0.20)
                                                        =============  =============  ============= =============

Shares used in computing net loss per share..........        123,478         74,656        110,403        45,478
                                                        =============  =============  ============= =============

--------------
Note:  The above share and per share data reflect the Company's
2-for-1 stock split effective April 3, 2000.

                             REDBACK NETWORKS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                              SEPTEMBER 30,       DECEMBER 31,
                                                                                   2000               1999
                                                                             -----------------  -----------------
                                 ASSETS

Current assets:
     Cash, cash equivalents and investments in marketable debt                        473,780             56,960
       securities.......................................................     $                  $
     Accounts receivable, net...........................................               59,278             15,429
     Inventories........................................................               11,005              3,960
     Other current assets...............................................               18,288              1,374
                                                                             -----------------  -----------------
       Total current assets.............................................              562,351             77,723

Property and equipment, net.............................................               47,832             10,150

Other long-term assets, principally goodwill............................            4,456,221              6,957
                                                                             -----------------  -----------------
       Total assets.....................................................     $      5,066,404   $         94,830
                                                                             =================  =================

                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Borrowings, current................................................     $          2,518   $            878
     Accounts payable and accrued liabilities...........................               93,049             17,102
     Deferred revenue...................................................               18,776              9,945
                                                                             -----------------  -----------------
       Total current liabilities........................................              114,343             27,925

Borrowings, noncurrent..................................................              507,176              1,012

                                                                             -----------------  -----------------
Stockholders' equity....................................................            4,444,885             65,893
                                                                             -----------------  -----------------
       Total liabilities and stockholders' equity.......................     $      5,066,404   $         94,830
                                                                             =================  =================